                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 18, 2001


                            Union Pacific Corporation
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             (Exact Name of Registrant as Specified in its Charter)


        Utah                            1-6075                   13-2626465
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   (State or Other                   (Commission              (I.R.S. Employer
   Jurisdiction of                   File Number)            Identification No.)
    Incorporation)


      1416 Dodge Street, Omaha, Nebraska                            68179
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   (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5777


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on October 18, 2001 announcing Union Pacific Corporation's financial results for the third quarter of 2001, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  99 Press Release dated October 18, 2001 announcing Union Pacific Corporation's financial results for the third quarter of 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2001


                                        UNION PACIFIC CORPORATION


                                        By: /s/ James R. Young
                                           -------------------------------------
                                              James R. Young
                                              Executive Vice President - Finance


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   99                    Press Release dated October 18, 2001 announcing Union
                         Pacific Corporation's financial results for the third quarter of 2001.